Exhibit 10.21

THIRD AMENDMENT TO THE
PREMISES LEASE AND USE AGREEMENT

THIS THIRD AMENDMENT TO THE PREMISES LEASE AND USE AGREEMENT (the “Third Amendment”) is made by and among THE GREATER ORLANDO AVIATION AUTHORITY, a public and governmental body created as an agency of the City, existing under and by virtue of the laws of the State of Florida, whose mailing address is One Jeff Fuqua Boulevard, Orlando, Florida 32827-4399 (the “Authority”), and ALL ABOARD FLORIDA – OPERATIONS LLC, a Delaware limited liability company authorized to conduct business in Florida, whose mailing address is 2855 LeJeune Road, 4th Floor, Coral Gables, Florida 33134 (“Rail Company”).

W I T N E S S E T H :

WHEREAS, the Authority and Rail Company entered into that certain Premises Lease and Use Agreement dated January 22, 2014 (the “Agreement”), as amended by that certain First Amendment to the Premises Lease and Use Agreement dated September 25, 2015 (the “First Amendment”), and that certain Second Amendment to the Premises Lease and Use Agreement dated December 23, 2015 (the “Second Amendment”); and

WHEREAS, pursuant to that certain Amended and Restated Operation and Use Agreement dated August 31, 2015, as amended, with the City, the Authority controls, operates, and maintains an airport in Orange County, State of Florida, known as Orlando International Airport (hereinafter referred to as the “Airport”); and

WHEREAS, the Parties desire to amend the terms of the Agreement relating to Primary Infrastructure Work to address changes to the primary infrastructure allowance costs required as a result of the Rail Company’s delay in initiating the buildout of the tenant space within the Rail Station Building; and

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein set forth, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged, the parties hereto covenant and agree as follows:

1.          Recitals. The foregoing recitals are true and correct and are hereby incorporated as covenants and agreements and are made a part hereof.

2.          Definitions. Capitalized terms shall have the meaning ascribed in them in the Agreement unless modified herein.

3.          Exhibit “J”. Exhibit “J” of the Premises Lease and Use Agreement entitled Primary Infrastructure Work is hereby deleted and replaced with that certain Exhibit “J” attached hereto and incorporated herein.

4.          Except as expressly modified in this Third Amendment and previous amendments, the Agreement shall remain in full force and effect as originally executed.

City Council Meeting: 1-23-17
Item: K-2 Documentary: 170123K02

IN WITNESS WHEREOF, the parties hereto have each caused this Second Amendment to be executed by its authorized representative on the date so indicated below.

“GOA”
GREATER ORLANDO AVIATION
ATTEST:	AUTHORITY

/s/ Dayci S. Burnette-Snyder	By:	/s/ Phillip N. Brown
Dayci S. Burnette-Snyder,		Phillip N. Brown, A.A.E.
Assistant Secretary		Executive Director
Date: 1/30/17

WITNESSES:

/s/ Jiliyun Park
Printed Name:	Jiliyun Park

/s/ Anna M. Farmer
Printed Name:	Anna M. Farmer

APPROVED AS TO FORM AND LEGALITY this 27th day of January, 2017, for use and reliance by the GREATER ORLANDO AVIATION AUTHORITY, only.

Marchena and Graham, P.A., Counsel

By:	/s/ Marchena and Graham, P.A.
Marchena and Graham, P.A.

ALL ABOARD FLORIDA -
ATTEST:	OPERATIONS LLC

/s/ Juan Godoy	By:	/s/ Kolleen Cobb
Juan Godoy,		Kolleen Cobb,
Assistant Secretary		Vice President
	Date:	1.5.17

WITNESSES:

/s/ Brenda Lee Johnson
Printed Name:	Brenda Lee Johnson

/s/ Jessica Perez
Printed Name:	Jessica Perez

STATE OF FLORIDA

COUNTY OF MIMAI-DADE

The foregoing instrument was acknowledged before me this 5 day of January, 2017, by Kolleen Cobb, as Vice President of All Aboard Florida – Operations LLC, a Delaware limited liability company, on behalf of the limited liability company. He/She is personally known to me or produced a valid driver’s license as identification.

/s/ Brenda Lee Johnson
Notaty Public
NOTRY PUBLIC	BRENDA LEE JOHNSON	Print Name:	Brenda Lee Johnson
STATE OF FLORIDA	Commision # FF 966539	My Commission Expires:
Expires March 1, 2020
Bonded Thru Troy Fain Insurance 800-385-7019

JOINDER

The City of Orlando hereby joins in the Orlando International Airport Premises Lease and Use Agreement dated January 24, 2017, between the Greater Orlando Aviation Authority and All Aboard Florida – Operations LLC, solely to acknowledge the City’s consent to the term of the Lease.

Dated: 1/24, 2017

ATTEST:		CITY OF ORLANDO

By:	/s/ Amy T. Iennaco	By:	/s/ Jim Gray
Name:	Amy T. Iennaco	Name:	Jim Gray
Title:	Interim City Clerk	Title:	Mayor Pro Tem

[OFFICIAL SEAL]		THE USE AND RELIANCE OF THE CITY OF ORLANDO ONLY, THIS ______ DAY OF 1/26, 2017.

By:	/s/ Roy Payne
Printed Name:	Roy Payne
Title:	Chief Asst. City Attorney

STATE OF FLORIDA
COUNTY OF ORANGE

          Before me, the undersigned authority, duly authorized under the laws of the State of Florida to take acknowledgement, this day personally appeared Jim Gray and Amy T. Iennaco, respectively Mayor Pro Tem and Interim City Clerk of the City of Orlando, who are personally known to me to be the individuals and officers described in and who executed the foregoing instrument on behalf of said City of Orlando, and severally acknowledged the execution thereof to be their free act and deed as such officers and that they were duly authorized to do so.

In witness whereof, I have hereunto set my hand and official seal at Orlando, in the County of Orange, State of Florida, this 24 day of January, 2017.

/s/ Carolyn A. Skuta
Notary Public
My Commission Expires:

NOTARY PUBLIC STATE OF FLORIDA	CAROLYN A. SKUTA Notary Public - State of Florida My Comm. Expires Apr 4, 2017 Commission # EE 858548 Bonded Through National Notary Assn.